MERCER FUNDS

SUPPLEMENT TO

THE PROSPECTUS DATED JULY 31, 2019, AND THE STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2019 AS SUPPLEMENTED OCTOBER 29, 2019

The date of this Supplement is January 14, 2020.

Effective January 1, 2020, Mr. Tuomo Vuolteenaho is no longer a member of the team at Arrowstreet Capital, Limited Partnership (“Arrowstreet”), which is a subadvisor to the Mercer Non-US Core Equity Fund, responsible for the day-to-day management of Arrowstreet’s allocated portion of the Fund. Accordingly, all references in the Prospectus and the Statement of Additional Information to Mr. Vuolteenaho are hereby deleted.

Effective January 1, 2020, the Board of Trustees of the Mercer Funds have appointed Joan E. Steel as an Independent Trustee. Accordingly, the following changes are made in the Statement of Additional Information of the Mercer Funds:

1.                  In the section titled Management of the Trust on page 27 of the Statement of Additional Information the following is added for Ms. Joan E. Steel

Name, Address, and Age	Position Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Joan E. Steel 99 High Street Boston, MA 02110 (66)	Trustee	January 2020	Ms. Steel is the Founder and Chief Executive Officer of Alpha Wealth Advisors LLC since September 2009.	7	None

2.       In the section “Qualifications of Trustees” the following information for Joan E. Steel is added to page 30.

Joan E. Steel. Ms. Steel was nominated by the Independent Trustees, based on the recommendation of the Nominating Committee, to serve as an Independent Trustee of the Trust. Ms. Steel has no relationships that would impair her independence to the Trust. Ms. Steel’s experience has included serving as Founder and Chief Executive Officer of Alpha Wealth Advisors LLC, an independent financial consulting firm. Ms. Steel has served on the boards of various non-profit organizations and private companies.

3.                  Effective January 1, 2020, the Board of Trustees appointed Ms. Steel to serve as a member of the Nominating and Corporate Governance Committee and the Audit Committee of the Board. Accordingly, the section titled “Board Committees” is amended by including Ms. Steel as a member of each of the foregoing Committees.

4.                  The section “Trustee Ownership of Fund Shares” on page 32 is supplemented with the following information for Joan E. Steel.

Trustee Ownership of Fund shares and Ownership of Mercer Investments LLC and Its Control Persons. The following table provides the dollar range of equity securities of the Funds held by Ms. Steel as of December 31, 2019:

Trustee	Dollar range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in the Fund Complex
Independent Trustees
Joan E. Steel	None	None

As of December 31, 2019 Ms. Steel did not own any securities issued by the Advisor, the Distributor, or a Subadvisor, or any company controlling, controlled by, or under common control with the Advisor, the Distributor, or a Subadvisor.

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